
FNCB Bank

FNCB Bancorp, Inc.

December 2021

Forward-Looking Statement Disclaimer

FNCB may from time to time make written or oral "forward-looking statements," including statements contained in our filings with the Securities and Exchange Commission ("SEC"), in our reports to shareholders, and in our other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "future" and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the effect of the coronavirus ("COVID-19") pandemic on FNCB and its customers, the Commonwealth of Pennsylvania and the United States, related to the economy, overall financial stability and the global supply chain; government and regulatory responses to the COVID-19 pandemic; government intervention in the U.S. financial system including the effects of recent legislative, tax, accounting and regulatory actions and reforms, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the Tax Cuts and Jobs Act; political instability; the ability of FNCB to manage credit risk; weakness in the economic environment, in general, and within FNCB's market area; the deterioration of one or a few of the commercial real estate loans with relatively large balances contained in FNCB's loan portfolio; greater risk of loan defaults and losses from concentration of loans held by FNCB, including those to insiders and related parties; if FNCB's portfolio of loans to small and mid-sized community-based businesses increases its credit risk; if FNCB's ALLL is not sufficient to absorb actual losses or if increases to the ALLL were required; FNCB is subject to interest-rate risk and any changes in interest rates could negatively impact net interest income or the fair value of FNCB's financial assets; if management concludes that the decline in value of any of FNCB's investment securities is other-than-temporary could result in FNCB recording an impairment loss; if FNCB's risk management framework is ineffective in mitigating risks or losses to FNCB; if FNCB is unable to successfully compete with others for business; a loss of depositor confidence resulting from changes in either FNCB's financial condition or in the general banking industry; if FNCB is unable to retain or grow its core deposit base; inability or insufficient dividends from its subsidiary, FNCB Bank; if FNCB loses access to wholesale funding sources; interruptions or security breaches of FNCB's information systems; any systems failures or interruptions in information technology and telecommunications systems of third parties on which FNCB depends; security breaches; if FNCB's information technology is unable to keep pace with growth or industry developments or if technological developments result in higher costs or less advantageous pricing; the loss of management and other key personnel; dependence on the use of data and modeling in both its management's decision-making generally and in meeting regulatory expectations in particular; additional risk arising from new lines of business, products, product enhancements or services offered by FNCB; inaccuracy of appraisals and other valuation techniques FNCB uses in evaluating and monitoring loans secured by real property and other real estate owned; unsoundness of other financial institutions; damage to FNCB's reputation; defending litigation and other actions; dependence on the accuracy and completeness of information about customers and counterparties; risks arising from future expansion or acquisition activity; environmental risks and associated costs on its foreclosed real estate assets; any remediation ordered, or adverse actions taken, by federal and state regulators, including requiring FNCB to act as a source of financial and managerial strength for the FNCB Bank in times of stress; costs arising from extensive government regulation, supervision and possible regulatory enforcement actions; new or changed legislation or regulation and regulatory initiatives; noncompliance and enforcement action with the Bank Secrecy Act and other anti-money laundering statutes and regulations; failure to comply with numerous "fair and responsible banking" laws; any violation of laws regarding privacy, information security and protection of personal information or another incident involving personal, confidential or proprietary information of individuals; any rulemaking changes implemented by the Consumer Financial Protection Bureau; non-compliance with the Paycheck Protection Act and its rules and regulations; inability to attract and retain its highest performing employees due to potential limitations on incentive compensation contained in proposed federal agency rulemaking; any future increases in FNCB Bank's FDIC deposit insurance premiums and assessments; and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this presentation, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the issuance of this investor presentation.

Readers should carefully review the risk factors described in the Annual Report and other documents that FNCB periodically files with the SEC, including its Form 10-K for the year ended December 31, 2020 and Forms 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021.

Explanation of Certain Unaudited Non-GAAP Financial Measures

This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles ("GAAP") including, but not limited to, pretax preprovision return on average assets ("PTPP ROAA") and pre provision net income. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to interest income, non-interest income, net income or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other financial institutions. Reconciliations and definitions of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of FNCB and FNCB Bank; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar financial measures, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are included or excluded in determining these non-GAAP financial measures. The non-GAAP Financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

FNCB Bancorp, Inc. Overview

$1.5 Billion in Total Assets

- 65% Loan / Deposit Ratio
- 0.16% Cost of Total Deposits[1]
- 1.76% MRQ PTPP ROAA[2]

NASDAQ: FNCB

- Market Capitalization: ~$179.9 million
- Stock Price / 2021 Q3 Tangible Book Value: 1.11x
- MRQ Annualized Dividend Yield: 3.31%[3]

17 Locations

Lackawanna, Luzerne and Wayne Counties

- Headquarters in Dunmore, PA
- Bank founded in 1910
- Ranked 3rd in total deposits in Lackawanna County[4]; 1st in Luzerne County[4]

Value Proposition

- ✓ Premier community bank servicing northeastern Pennsylvania markets
- ✓ Highly attractive core deposit franchise
- ✓ Well-positioned for growth

Source: S&P Global Market Intelligence.

Note: Financial data as of 2021Q3 unless otherwise noted. Market data as of December 1, 2021.

(1) 2021Q3 cost of deposits figure annualized. Metric includes noninterest bearing deposits.

(2) PTPP ROAA is a non-GAAP financial measure. See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

(3) Based on 2021Q3 dividend of $0.06 and December 1, 2021 share price of $9.00.

(4) Ranked using FDIC deposit data as of 6/30/2021. Excludes banks with greater than $10 billion in deposits as of December 31, 2020.

Our Recent History and Transformation

Feb. 2019: FNCB completes its public offering. Later added to Russell 2000

Jan. 2020: Increase in quarterly cash dividend to 5.5 cents per share

Sept. 2020: Originated $118.6mm of PPP loans through 2020 Q3

Jan. 2021: Increase in quarterly cash dividend to 6.0 cents per share

Jan. 2021: Announcement of 39% earnings increase in 2020 and authorization of stock repurchase program

July 2021: Increase in quarterly cash dividend to 7.5 cents per share

Strategic Initiatives Completed

- ✓ Expanded our lending teams
- ✓ Invested in technology and online banking
- ✓ Completed branch network optimization program
- ✓ Continuing branch modernization including the opening of two state-of-the-art facilities
- ✓ Ongoing commitment to balance sheet efficiency

Executive Management Team



Gerard A. "Jerry" Champi
President, CEO & Director
Joined FNCB Bank in 1991 and has over 30 years banking experience. Mr. Champi is a 1982 graduate of Pennsylvania State University.



James M. "Jim" Bone Jr.
Executive VP, CFO & Treasurer
Prior to his appointment as CFO, he served as Chief Information Officer of the Bank since May 2010. Mr. Bone has been an employee of the Bank since 1986.



James F. Burke
Executive VP, Chief Banking Officer
Joined FNCB Bank in February 2021. Prior to joining FNCB Bank, he was the EVP and Chief Lending Officer at Wayne Bank from 2014 to 2021.



Brian C. Mahlstedt
Executive VP, Chief Lending Officer
More than 30 years of in-depth credit administration, commercial lending and management experience. He is a graduate of Bloomsburg University.

Source: S&P Global Market Intelligence.

Our Recent History and Transformation (Continued)

In 2016 with the appointment of Gerard Champi to CEO, we put an updated business plan into place to leverage our strength and position our franchise for growth

- ✓ Shift the funding mix
- ✓ Improve efficiency and profitability
- ✓ Grow the loan portfolio
- ✓ Provide attractive returns to shareholders

Shift the Funding Mix

Time Deposits / Total Deposits[1]



40.0%
30.0%
20.0%
10.0%
0.0%
56% Decline
25.6%
11.4%
2015Y
2021Q3

Brokered Deposits / Total Deposits[1]



20.0%
15.0%
10.0%
5.0%
0.0%
86% Decline
14.1%
2.0%
2015Y
2021Q3

Improve efficiency...

Assets per Employee ($M)



$8.0
$6.0
$4.0
$2.0
$0.0
77% Increase
$4.4
$5.1
$5.1
$5.5
$5.7
$7.2
$7.7
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q3

Efficiency Ratio



100.0%
80.0%
60.0%
40.0%
36% Decline
79.7%
51.2%
2015Y
2021Q3

... and Profitability

PTPP ROAA[2]



2.00%
1.50%
1.00%
0.50%
0.00%
163% Increase
0.67%
1.76%
2015Y
2021Q3

Grow the Loan Portfolio

Total Net Loans ($M)



$1,200
$800
$400
$0
24% Increase (ex PPP)
PPP Loans
$49
$722
$897
2015Y
2021Q3

Source: S&P Global Market Intelligence.
Note: 2021Q3 figures annualized.
(1) Bank level regulatory data
(2) PTPP ROAA is a non-GAAP financial measure. See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures

Provide Attractive Returns to Shareholders

Top-Tier Ability to Compound Tangible Book Value…

Tangible Book Value + Cumulative Dividends Growth[1]



200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
FNCB
Peer Group Median[2]
193.7%
85.1%
FNCB outperformance of 128%
Dec-2014
Jun-2015
Dec-2015
Jun-2016
Dec-2016
Jun-2017
Dec-2017
Jun-2018
Dec-2018
Jun-2019
Dec-2019
Jun-2020
Dec-2020
Jun-2021

Annualized Growth Rates

	12/31/14 - 9/30/21	12/31/18 - 9/30/21
FNCB	17.3%	15.2%
Peer Median[2]	9.6%	11.4%

… And a Highly Undervalued Stock

MRQ Annualized Dividend Yield



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.31%
2.27%
2.65%
FNCB
Peer Group Median[2]
KRX Median[3]

Price / 2021 Q3 Tangible Book Value



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
1.11x
1.29x
1.68x
FNCB
Peer Group Median[4]
KRX Median[3]

Source: S&P Global Market Intelligence. Note: Market data as of December 1, 2021.
(1) Growth since Q4 2014 in tangible book value per share plus cumulative dividends per share.
(2) Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals.
(3) KBW NASDAQ Regional Bank Index.
(4) Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets and an LTM ROAA greater than 1.00%, excluding merger targets and mutuals.

Positioning FNCB for the Future

1. Few Community Banks in Markets We Serve
2. High Quality Core Deposits
3. Balance Sheet Integrity & Diversification
4. Increasing Earnings Power
5. Well-Positioned to Take Advantage of Strategic Opportunities

Positioning FNCB for the Future

1 Few Community Banks in Markets We Serve

Lackawanna, PA[1]

2021 Rank	Institution (ST)	2021 Branches	2021 Deposits ($M)	2021 Market Share (%)
1	Fidelity D & D Bancorp Inc. (PA)	10	1,036	13
2	Peoples Financial Services (PA)	9	943	12
3	**FNCB Bancorp Inc. (PA)**	7	666	8
4	NBT Bancorp Inc. (NY)	10	564	7
5	Citizens Savings Bank (PA)	5	261	3
	Total For Institutions in Market	79	8,019	100

Luzerne, PA[1]

2021 Rank	Institution (ST)	2021 Branches	2021 Deposits ($M)	2021 Market Share (%)
1	**FNCB Bancorp Inc. (PA)**	9	592	8
2	Fidelity D & D Bancorp Inc. (PA)	7	542	7
3	Penns Woods Bancorp Inc. (PA)	8	507	6
4	First Keystone Corp. (PA)	8	301	4
5	Mid Penn Bancorp Inc. (PA)	2	98	1
	Total For Institutions in Market	95	7,814	100

Wayne, PA[1]

2021 Rank	Institution (ST)	2021 Branches	2021 Deposits ($M)	2021 Market Share (%)
1	Dimeco Inc. (PA)	5	607	34
2	Honat Bancorp (PA)	4	437	24
3	Norwood Financial Corp. (PA)	5	401	22
4	NBT Bancorp Inc. (NY)	3	165	9
5	**FNCB Bancorp Inc. (PA)**	1	84	5
	Total For Institutions in Market	20	1,798	100

2 High Quality Core Deposits

Consistently Lower Cost of Deposit Funding Through Most Recent Rate Rise Cycle



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.0%
FNCB
Peer Median
0.41%
0.31%
0.50%
0.41%
0.80%
0.77%
0.97%
0.72%
0.37%
0.34%
2016Q4
2017Q4
2018Q4
2019Q4
2020Q4

Change in Non-Interest Bearing Deposits / Deposits Since 2018 Q4



1200 bps
1000 bps
800 bps
600 bps
400 bps
200 bps
0 bps
-200 bps
FNCB
Peer Group Median
743 bps
601 bps
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3

Source: S&P Global Market Intelligence.
Note: FDIC deposit data as of June 30, 2021. Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals.
(1) Ranked using FDIC deposit data as of 6/30/2021. Excludes banks with greater than $10 billion in deposits as of December 31, 2020.

Positioning FNCB for the Future

3 Balance Sheet Integrity & Diversification

Better Asset Quality

'18 Q4 – '21 Q3 Total NCOs / Average Gross Loans (%)



0.20%
0.15%
0.10%
0.05%
0.00%
0.02%
0.17%
FNCB
Peer Group Median

... and More Flexibility for Future Growth

'21 Q3 Commercial Real Estate / Risk-Based Capital (%)



300%
250%
200%
150%
100%
50%
0%
143.4%
257.1%
FNCB
Peer Group Median

4 Increasing Earnings Power

Total Revenue ($M)



9% CAGR
$70
$60
$50
$40
$30
$20
$10
$0
$35
$37
$40
$48
$44
$49
$58
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q3 (1)

Strong Revenue Growth

Noninterest Expense & Salaries ($M)



Noninterest Expense
Salaries & Compensation
$35
$30
$25
$20
$15
$28
$28
$28
$29
$30
$29
$30
$14
$14
$14
$15
$16
$15
$16
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q3 (1)

Expense Control

Net Loans (ex PPP) per Employee ($M)



6.5% CAGR
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$2.9
$3.1
$3.3
$3.7
$3.9
$4.0
$4.2
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q3 (1)

Pre Provision Net Income ($M)[2]



28.2% CAGR
$30
$25
$20
$15
$10
$5
$0
$7
$9
$12
$19
$14
$21
$28
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Q3 (1)

Source: S&P Global Market Intelligence.

Note: Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals.

(1) 2021Q3 figures annualized.

(2) Pre Provision Net Income is a non-GAAP financial measure. See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

Positioning FNCB for the Future

5 **Well-Positioned to Take Advantage of Strategic Opportunities**

2021 Q3 Loans ex PPP / Deposits (%)



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
61.3%
77.6%
FNCB
Peer Median

- ✓ *Liquid and flexible balance sheet creates significant capacity for loan growth without impacting liquidity*
  - *Well-positioned for a rising rate environment*
- ✓ *FNCB reviews and considers strategic opportunities as part of strategic plan*
  - *In-market transaction can yield strong cost synergies*
  - *Complementary and footprint expansion opportunities focused in southeastern PA*

Banks Below $1 billion in Assets[1]:

In-Market Counties	7
Southeastern PA	26
Southern NJ	8
Total	41



North Colesville
Binghamton
Towanda
Carbondale
Scranton
Wilkes-Barre
Williamsport
Lock Haven
Lewisburg
Sunbury
Bloomsburg
Stroudsburg
Lehighton
Allentown
Reading
East Earl
West Chester
Philadelphia
Harrisburg
Carlisle
Chambersburg
Gettysburg
Westminster
Wellsboro
Canton
Laporte
State College
Newton
Morristown
Trenton
Oxford
Wilmington
Glassboro
Vineland

Source: S&P Global Market Intelligence.
Note: Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals.
(1) Excludes merger targets.

Attractive Entry Point Valuation

Price / Tangible Book Value at Period End



2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
1.68x
1.29x
1.11x
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
Current (1)
FNCB
Peer Group Median (2)
KRX Median (3)

Current Price / 2021 Q3 Tangible Book Value



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
1.11x
1.29x
1.68x
FNCB
Peer Group Median (2)
KRX Median (3)

Source: S&P Global Market Intelligence. Note: Market data as of December 1, 2021.
(1) Represents Price as of December 1, 2021 / 2021Q3 Tangible Book Value.
(2) Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets and an LTM ROAA greater than 1.00%, excluding merger targets and mutuals.
(3) KBW NASDAQ Regional Bank Index.

Appendix


FNCB Bank

Reconciliation to GAAP

Pre-Tax, Pre-Provision (PTPP) ROAA

	For the Year Ended December 31, 2015	For the Quarter Ended September 30, 2021	
Net Income	$ 35,840	$ 6,351	(a)
Provision for Loan Losses	(1,345)	(513)	
Provision for Income Taxes	(27,759)	1,244	
PTPP Net Income	$ 6,736	$ 7,082	(b)
Total Average Assets	$ 1,004,913	$ 1,593,014	(c)
ROAA as Reported (GAAP)	3.57%	1.58%	(a)/(c)
PTPP ROAA	0.67%	1.76%	(b)/(c)

Pre-Provision Net Income

	2015Y	2016Y	2017Y	2018Y	2019Y	2020Y	2021Q1	2021Q2	2021Q3
Net Interest Income	$ 27,400	$ 30,551	$ 33,048	$ 36,507	$ 36,260	$ 40,178	$ 11,397	$ 12,032	$ 12,740
Non-Interest Income	7,800	6,203	7,225	11,790	7,620	9,250	2,774	1,709	1,842
Total Revenue	35,200	36,754	40,273	48,297	43,880	49,428	14,171	13,741	14,582
Non-Interest Expense	28,464	27,545	28,069	29,327	29,682	28,915	7,171	7,226	7,500
Pre-Provision Net Income	$ 6,736	$ 9,209	$ 12,204	$ 18,970	$ 14,198	$ 20,513	$ 7,000	$ 6,515	$ 7,082

Note: Dollars in thousands. Quarterly ROAA figures annualized.